                                  EXHIBIT 9(f)

                        Form of Revised Schedule A to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                     BISYS Fund Services Limited Partnership

                                                    Dated:  As of ________, 1997

                                     Form of
                                   Schedule A
                                     to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                     BISYS Fund Services Limited Partnership
               (formerly The Winsbury Company Limited Partnership)


        Name of Fund                                                 Compensation*
        ------------                                                 -------------

The BB&T U.S. Treasury Money Market                         Annual Rate of twenty one-hundredths of one
Fund                                                        percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Short-Intermediate U.S.                            Annual Rate of twenty one-hundredths of one
Government Income Fund                                      percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Intermediate U.S. Government                       Annual Rate of twenty one-hundredths of one
Bond Fund                                                   percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Growth and Income Stock Fund                       Annual Rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T North Carolina Intermediate                        Annual Rate of twenty one-hundredths of one
Tax-Free Fund                                               percent (.20%) of each such Fund's
                                                            average daily assets


The BB&T Balanced Fund                                      Annual Rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Small Company Growth Fund                          Annual Rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T International Equity Fund                          Annual Rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Capital Manager Conservative                       Annual Rate of five one-hundredths of one
Growth Fund                                                 percent (.05%) of each such Fund's average
                                                            daily assets

The BB&T Capital Manager Moderate                           Annual Rate of five one-hundredths of one
Growth Fund                                                 percent (.05%) of each such Fund's average
                                                            daily assets


The BB&T Capital Manager Growth Fund                        Annual Rate of five one-hundredths of one
                                                            percent (.05%) of each such Fund's average
                                                            daily assets

The BB&T Prime Money Market Fund                            Annual rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets

The BB&T South Carolina Intermediate                        Annual Rate of twenty one-hundredths of one
Tax-Free Fund                                               percent (.20%) of each such Fund's average
                                                            daily assets


The BB&T Large Company Growth Fund                          Annual Rate of twenty one-hundredths of one
                                                            percent (.20%) of each such Fund's average
                                                            daily assets





                                               BB&T MUTUAL FUNDS GROUP

                                               By:
                                                  ----------------------------

                                               BISYS FUND SERVICES
                                               LIMITED PARTNERSHIP
                                               By: BISYS Fund Services, Inc.

                                               By:
                                                  ----------------------------





-------------------
     *All fees are computed daily and paid periodically.



                                       D-5